Exhibit 1.1

EXECUTION VERSION

Assured Guaranty Ltd.

21,848,934 Common Shares

UNDERWRITING AGREEMENT

March 10, 2010

UBS Securities LLC

As Representative of the Several Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, NY 10171-0026

Ladies and Gentlemen:

Dexia SA, a Belgian share company (the “Selling Shareholder”), subject to the terms and conditions stated herein, proposes to sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of 21,848,934 (the “Securities”) common shares, par value $0.01 per share (the “Common Shares”), of Assured Guaranty Ltd., a Bermuda company (the “Issuer”). UBS Securities LLC has agreed to act as a representative of the several Underwriters (in such capacity, the “Representative”) in connection with the offering and sale of the Securities.

To the extent there are no additional Underwriters listed on Schedule A other than you, the terms Representative and Underwriters as used herein shall mean you, as Underwriters. The terms Representative and Underwriters shall mean either the singular or plural as the context requires.

The Issuer and the Selling Shareholder hereby confirm their agreement with the Underwriters as follows:

SECTION 1. Representations and Warranties.

(a) The Issuer hereby represents, warrants and covenants to each Underwriter as follows:

i.              Registration Statement and Prospectus. The Issuer has prepared and filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”)) on Form S-3 (File No. 333-152890), which contains a base prospectus (the “Base Prospectus”), to be used in connection with the public offering and sale of the Securities. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.” Any preliminary prospectus supplement to the Base Prospectus that describes the Securities and the offering thereof and is used prior to filing of the final prospectus is called, together with the Base Prospectus, a “preliminary prospectus.” The term “Prospectus” shall mean the final prospectus supplement relating to the Securities, together with the Base Prospectus, that is first filed pursuant to Rule 424(b) under the Securities Act after the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”). Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act; any reference to any amendment or supplement to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such preliminary prospectus or Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such preliminary prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Issuer filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. All references in this Agreement to the Registration Statement, a preliminary prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

ii.             Compliance with Registration Requirements. The Registration Statement has been declared effective by the Commission under the Securities Act. The Issuer has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect, the Commission has not issued any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Issuer, are contemplated or threatened by the Commission.

Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and the rules thereunder and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Securities. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective and at the date hereof, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, at the date hereof, at the time of any filing pursuant to Rule 424(b) under the Securities Act, at the Closing Date (as defined herein), did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer by any Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(c) hereof. There is no contract or other document required to be described in a preliminary prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that has not been described or filed as required.

The documents incorporated by reference in a preliminary prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable. Any further documents so filed and incorporated by reference in a preliminary prospectus or the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

iii.           Disclosure Package. The term “Disclosure Package” shall mean (i) the Base Prospectus, as amended or supplemented as of the Applicable Time, including any preliminary prospectus, (ii) the number of Securities and the public offering price per share, (iii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Schedule B hereto, and (iv) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. As of 5:30 P.M. (Eastern time) on March 10, 2010 (the “Applicable Time”), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Issuer by any Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 7(c) hereof.

iv.            The Issuer Not Ineligible Issuer. At the Execution Time, the Issuer was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary that the Issuer be considered an Ineligible Issuer.

v.             Issuer Free Writing Prospectuses. Any Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offering or until any earlier date that the Issuer notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, a preliminary prospectus or the Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, a preliminary prospectus or the Prospectus, the Issuer has promptly notified or will promptly notify the Representative and has promptly amended or supplemented or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Issuer by any Underwriter specifically through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(c) hereof.

vi.            Distribution of Offering Material. The Issuer has not distributed and will not distribute, prior to the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than a preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representative and included in Schedule B hereto or the Registration Statement. The Representative shall provide notice to the Issuer if the distribution of the Securities has not been completed on the date of Closing Date, and upon such later date as the distribution of the Securities has been completed.

vii.          No Applicable Registration, Preemptive or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived. No shareholder of the Issuer or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Issuer under (a) the Memorandum of Association or the Bye-laws of the Issuer or (b) any contract, agreement or instrument to which the Issuer is a party.

viii.         No Material Adverse Change. Neither the Issuer nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Disclosure Package and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus; and, since the respective dates as of which information is given in the Disclosure Package and the Prospectus, there has not been any change in the share capital or capital stock, as the case may be, or long-term debt of the Issuer or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial condition, shareholders’ equity, or results of operations of the Issuer and its subsidiaries, taken as a whole (a “Material Adverse Change”), otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus.

ix.            Incorporation and Good Standing of the Issuer. The Issuer has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the Islands of Bermuda, with corporate power and authority to own its properties and conduct its business as described in the Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

x.             Incorporation and Good Standing of Subsidiaries. Each subsidiary of the Issuer has been duly incorporated and is validly existing as a corporation in good standing, to the extent such concept is applicable, under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing, to the extent such concept is applicable, under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

xi.            Capitalization. All of the issued shares of share capital of the Issuer have been duly and validly authorized and issued, are fully paid and non-assessable; and all of the issued shares of share capital of each subsidiary of the Issuer have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Issuer, free and clear of all liens, encumbrances, equities or claims.

xii.          Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Issuer.

xiii.         Non-Contravention of Existing Agreements; No Further Authorizations or Approvals Required. The compliance by the Issuer with all of the provisions of this Agreement and the consummation of the transactions contemplated herein, including, but not limited to, the sale of the Securities, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the property or assets of the Issuer or any of its subsidiaries is subject, (ii) the provisions of the Memorandum of Association or the Bye-laws of the Issuer, or (iii) any statute or any rule or regulation or order, judgment or decree of any court or governmental agency or body having jurisdiction over the Issuer or any of its subsidiaries or any of their respective properties, except, in the case of clauses (i) and (iii) above, for such violations that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition, shareholders’ equity, or results of operations of the Issuer and its subsidiaries taken as a whole (a “Material Adverse Effect”); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body (“Governmental Authorizations”) is required for the sale of the Securities or the consummation by the Issuer of the transactions contemplated by this Agreement, except (A) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (B) such Governmental Authorizations as may be required under state securities laws, Blue Sky laws, insurance securities laws or any laws of jurisdictions outside the United States in connection with the purchase and distribution of the Securities by or for the account of the Underwriters.

xiv.          Absence of Violations and Defaults. Neither the Issuer nor any of its subsidiaries is (i) in violation of its Memorandum of Association or Bye-laws or comparable organizational documents or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

xv.           All Necessary Permits, etc. Each of the Issuer and its subsidiaries possesses all consents, authorizations, approvals, orders, licenses, certificates, or permits issued by any regulatory agencies or bodies (collectively, “Permits”) which are necessary to conduct the business now conducted by it as described in the Disclosure Package and the Prospectus, except where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of such Permits are valid and in full force and effect, except where the invalidity of such Permits or the failure to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending, or to the Issuer’s knowledge, threatened action, suit, proceeding or investigation against or involving the Issuer and its subsidiaries, and the Issuer does not know of any reasonable basis for any such action, suit, proceeding or investigation, that individually or in the aggregate would reasonably be expected to lead to the revocation, modification, termination, suspension or any other material impairment of the rights of the holder of any such Permit, except for such revocation, modification, termination, suspension or other material impairment that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

xvi.          Compliance with Insurance Laws. Except as described in the Disclosure Package and the Prospectus, each of the Issuer and its insurance subsidiaries is duly registered, licensed or admitted as an insurer or reinsurer or as an insurance holding company, as the case may be, under applicable insurance holding company statutes or other insurance laws (including laws that relate to companies that control insurance companies) and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (collectively, “Insurance Laws”) in each jurisdiction where it is required to be so licensed or admitted to conduct its business as described in the Disclosure Package and the Prospectus, except where the failure to be so registered, licensed or admitted would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Disclosure Package and the Prospectus, each of the Issuer and its insurance subsidiaries has all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from, and has made all declarations and filings with, all insurance regulatory authorities necessary to conduct their respective businesses as described in the Disclosure Package and the Prospectus, and all of the foregoing are in full force and effect, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications, the failure to make such declarations and filings, or the failure to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as otherwise described in the Disclosure Package and the Prospectus, none of the Issuer nor any of its insurance subsidiaries has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained by either the Issuer or any of its insurance subsidiaries to conduct its business as currently conducted, except where the failure to have such additional authorization, approval, order, consent, certificate, permit, registration or qualification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as otherwise described in the Disclosure Package and the Prospectus, no insurance regulatory authority has issued to the Issuer or any subsidiary any order impairing, restricting or prohibiting

(A) the payment of dividends by any of the Issuer’s subsidiaries, (B) the making of a distribution on any subsidiary’s share capital, (C) the repayment to the Issuer of any loans or advances to any of its subsidiaries from the Issuer, (D) the repayment to the Issuer of any loans or advances to any of its subsidiaries from the Issuer, or (E) the transfer of any of the Issuer’s subsidiary’s property or assets to the Issuer or any other subsidiary of the Issuer. Each of the Issuer, Assured Guaranty US Holdings Inc., Assured Guaranty Re Ltd., Assured Guaranty Re Overseas Ltd., Assured Guaranty Mortgage Insurance Company, Assured Guaranty Corp., Assured Guaranty (UK) Ltd. and Assured Guaranty Municipal Corp., formerly known as Financial Security Assurance Inc., maintains its books and records in accordance with all applicable Insurance Laws, except where the failure to so maintain its books and records would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

xvii.        Bermuda Tax Assurances. Each of the Issuer, Assured Guaranty Corp., Assured Guaranty Re Ltd., Financial Security Assurance International Ltd. and Assured Guaranty Re Overseas Ltd. has received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act, 1966 of Bermuda to the effect that, in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax of the nature of estate duty or inheritance tax, then the imposition of any such tax shall not be applicable to the Issuer, Assured Guaranty Corp., Assured Guaranty Re Ltd., Financial Security Assurance International Ltd. or Assured Guaranty Re Overseas Ltd. or any of their operations or their shares, debentures or other obligations, until 28 March 2016 (subject to certain provisos expressed in such assurance), and the Issuer has not received any notification to the effect (and is not otherwise aware) that such assurances may be revoked or otherwise not honored by the Bermuda government.

xviii.       Treatment Under US and UK Tax Laws. The Issuer does not believe that (1) either the Issuer or any of its subsidiaries currently should be, or upon the sale of the Securities herein contemplated should be, treated as a “passive foreign investment company” as defined in Section 1297(a) of the Internal Revenue Code of 1986, as amended (the “Code”), (2) either the Issuer or any of its non-US subsidiaries, except for Assured Guaranty Re Overseas Ltd. and Financial Security Assurance (UK) Limited currently should be, or upon the sale of the Securities herein contemplated should be, considered to be engaged in a trade or business within the United States for purposes of Section 864(b) of the Code, (3) either the Issuer or any of its subsidiaries, except for Assured Guaranty Finance Overseas Ltd. , Assured Guaranty (UK) Services Ltd. and Assured Guaranty (UK) Ltd., FSA Credit Protection Limited and Financial Security Assurance (UK) Limited, currently should be, or upon the sale of the Securities herein contemplated should be, characterized as resident, managed or controlled or carrying on a trade through a branch or agency in the United Kingdom or (4) any U.S. person who owns shares of the Issuer directly or indirectly through foreign entities should be treated as owning (directly, indirectly through foreign entities or by attribution pursuant to Section 95 8(b) of the Code) 10 percent or more of the total voting power of the Issuer or any of its non-U.S. subsidiaries.

xix.          Related Person Insurance Income. Except as disclosed in the Disclosure Package and the Prospectus, Assured Guaranty Re Ltd. intends to operate in a manner that is intended to ensure that either (i) the related person insurance income of such company does not equal or exceed 20% of such company’s gross insurance income for any taxable year in the foreseeable future or (ii) at all times during each taxable year for the foreseeable future less than 20% of the voting power and less than 20% of the value of the shares of Assured Guaranty Re Ltd. is owned (directly or indirectly) by persons who are (directly or indirectly) insured (each, an “insured”) under any policy of insurance or reinsurance issued by Assured Guaranty Re Ltd. or related persons to any such insured.

xx.           Accuracy of Statements. The statements set forth in the Disclosure Package and the Prospectus under the caption “Description of Assured Guaranty Share Capital,” insofar as they purport to constitute a summary of the terms of the Securities, in the Issuer’s Annual Report on Form 10-K for the year ended December 31, 2009, under the captions “Part I—Item 1—Business—Tax Matters,”and “Part I—Item 3—Legal Proceedings,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are true, accurate and complete in all material respects.

xxi.          No Price Stabilization or Manipulation. The Issuer has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Securities. The Issuer acknowledges that the Underwriters may engage in passive market making transactions in the Securities on the New York Stock Exchange in accordance with Regulation M under the Exchange Act.

xxii.        Internal Controls and Procedures. The Issuer maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) designed by, or under the supervision of, the Issuer’s principal executive officer and principal financial officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Issuer’s internal control over financial reporting was effective as of the end year ended December 31, 2009, and there have been no changes in the Issuer’s internal control over financial reporting since such time and the Issuer is not aware of any material weaknesses in its internal control over financial reporting.

xxiii.       No Material Action or Proceeding. Other than as set forth in the Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the Issuer or any of its subsidiaries is a party or of which any property of the Issuer or any of its subsidiaries is the subject which, if determined adversely to the Issuer or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the best of the Issuer’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

xxiv.        Not an “Investment Company.” The Issuer is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

xxv.         Bermuda Exempted Companies. There are no currency exchange control laws or withholding taxes, in each case of Bermuda, that would be applicable to (1) the payment of interest or principal on the Securities by the Issuer (other than as may apply to residents of Bermuda for Bermuda exchange control purposes) or (2) the payment of dividends, interest or principal by the any of the Issuer’s subsidiaries to such subsidiary’s parent company. The Bermuda Monetary

Authority has designated the Issuer, Assured Guaranty Re Ltd. and Assured Guaranty Re Overseas Ltd. (Assured Guaranty Re Ltd. and Assured Guaranty Re Overseas Ltd. are collectively referred to as the “Bermuda Subsidiaries”) as non-resident for exchange control purposes. Each of the Issuer and the Bermuda Subsidiaries are “exempted companies” under Bermuda law and have not (A) acquired and do not hold any land for its business in Bermuda, other than that held by way of lease or tenancy for terms of not more than 50 years, without the express authorization of the Bermuda Minister of Finance, (B) acquired and do not hold land by way of lease or tenancy which is acquired for its business and held for terms of not more than 21 years in order to provide accommodation or recreational facilities for its officers and employees, without the express authorization of the Minister of Finance of Bermuda, (C) taken mortgages on land in Bermuda to secure an amount in excess of $50,000, without the consent of the Bermuda Minister of Finance, (D) acquired any bonds or debentures secured by any land in Bermuda, except bonds or debentures issued by the government of Bermuda or a public authority of Bermuda, or (E) conducted their business in a manner that is prohibited for “exempted companies” under Bermuda law. None of the Issuer or any of the Bermuda Subsidiaries has received notification from the Bermuda Monetary Authority or any other Bermuda governmental authority of proceedings relating to the modification or revocation of its designation as non-resident for exchange control purposes, its permission to issue and transfer the Securities, or its status as an “exempted company” under Bermuda law.

xxvi.        Independent Accountants of the Issuer. PricewaterhouseCoopers LLP, who have expressed their opinion with respect to the financial statements and the related notes thereto of the Issuer and its subsidiaries, are independent public accountants with respect to the Issuer, as required by the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder.

xxvii.      Preparation of the Financial Statements of the Issuer. The financial statements and schedules of the Issuer and its subsidiaries incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated and conform in all material respects with the rules and regulations adopted by the Commission under the Act; and the supporting schedules incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus present fairly in all materials respects the information required to be stated therein.

xxviii.     Significant Subsidiaries. Assured Guaranty Corp., Assured Guaranty Re Ltd., Assured Guaranty Municipal Corp., Financial Security Assurance Holdings Ltd., Assured Guaranty US Holdings Inc. and Assured Guaranty Ireland Holdings Limited are the only significant subsidiaries of the Issuer as that term is defined in Rule 1-02(w) of Regulation S-X of the rules and regulations of the Commission under the Securities Act.

xxix.        No Unlawful Contributions or Other Payments. Neither the Issuer nor any of its subsidiaries nor, to the knowledge of the Issuer, any director, officer, agent, employee or affiliate of the Issuer or any of its subsidiaries, acting in such capacities, has taken any action, directly or indirectly, that would result in a material violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA in any material respect, and the Issuer, its subsidiaries and, to the knowledge of the Issuer, its affiliates have conducted their businesses in compliance with the FCPA in all material respects and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

xxx.         No Conflict with Money Laundering Laws. The operations of the Issuer and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Issuer, threatened.

xxxi.        No Conflict with OFAC Laws. Neither the Issuer nor any of its subsidiaries nor, to the knowledge of the Issuer, any director, officer, agent, employee or affiliate of the Issuer or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Issuer will not knowingly directly or indirectly use the proceeds of the offering, or knowingly lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

xxxii.      Amendment to the Purchase Agreement. The Issuer has duly executed and delivered an Amendment, dated as of February 24, 2010 (the “Amendment”), to the Purchase Agreement among Dexia Holdings, Inc., Dexia Credit Local S.A. and the Issuer, dated as of November 14, 2008, as amended on June 9, 2009 (the “Purchase Agreement”), by, among other things, providing that the restrictions set forth in the second sentence of Section 6.21 of the Purchase Agreement will not be applicable to the transactions contemplated by this Agreement.

Any certificate signed by an officer of the Issuer and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Issuer to each Underwriter as to the matters set forth therein.

(b) The Selling Shareholder hereby represents, warrants and covenants to each Underwriter as follows:

i.              Registration Statement, the Disclosure Package or the Prospectus. All information furnished by the Selling Shareholder to the Issuer in writing expressly for use in the Registration Statement and any post-effective amendment thereto, did not, at the time the Registration Statement became effective and at the date hereof, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; all information furnished by the Selling Shareholder to the Issuer in writing expressly for use in the Disclosure Package, did not, at the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; all information furnished by the Selling Shareholder to the Issuer in writing expressly for use in the Prospectus, as amended or supplemented, did not, as of the date of the Prospectus, at the date hereof, at the time of any filing by the Issuer pursuant to Rule 424(b) under the Securities Act, at the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and all information furnished by the Selling Shareholder to the Issuer in writing expressly for use in any Issuer Free Writing Prospectus, as of the date such Issuer Free Writing Prospectus was filed, did not, does not and as of the Closing Date, will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood and agreed that the only such information furnished by the Selling Shareholder is the information described in Section 7(b) below).

ii.            No Prior Offers or Sales of the Securities. The Selling Shareholder has not, prior to the execution of this Agreement, offered or sold any Securities by means of any “prospectus” (within the meaning of the Securities Act), or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Securities, in each case other than the then most recent preliminary prospectus.

iii.           Non-Contravention of Existing Agreements; No Further Authorizations or Approvals Required. The compliance by the Selling Shareholder with all of the provisions of this Agreement and the consummation of the transactions contemplated herein, including, but not limited to, the sale of the Securities, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) the charter or bylaws or other organizational instruments of such Selling Shareholder, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Selling Shareholder is a party or by which such Selling Shareholder or any of its properties may be bound or affected, (iii) any statute or any rule or regulation or order, judgment or decree of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of its properties, except, in the case of clauses (ii) and (iii) above, for such violations that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition, shareholders’ equity, or results of operations of the Selling Shareholder and its subsidiaries taken as a whole; and no Governmental Authorization is required to be obtained by the Selling Shareholder for the sale of the Securities or the consummation by the Selling Shareholder of the transactions contemplated by this Agreement, except (A) such Governmental Authorizations as have been duly obtained and are in full force and effect and (B) such Governmental Authorizations as may be required under state securities laws, Blue Sky laws, insurance securities laws or any laws of jurisdictions outside the United States in connection with the purchase and distribution of the Securities by or for the account of the Underwriters.

iv.            No Manipulation of Price. Neither the Selling Shareholder nor any of its subsidiaries has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of the Securities.

v.             No Proceeds to Underwriters. None of the net proceeds received by the Selling Shareholder from the sale of the Securities to be sold by such Selling Shareholder pursuant to this Agreement will be paid to the Underwriters or any of their affiliates.

vi.            Ownership of Securities. The Selling Shareholder now is and, on the Closing Date, will be the lawful owner of the number of Securities to be sold by such Selling Shareholder pursuant to this Agreement and has and, at the time of delivery of such Securities, will have valid and marketable title to such Securities, and upon delivery of and payment for such Securities on the Closing Date, the Underwriters will acquire valid and marketable title to such Securities free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title, excluding, for the avoidance of doubt, any restrictions contained in the Memorandum of Association or Bye-laws of the Issuer.

vii.          Corporate Power and Authority. The Selling Shareholder has and, at the time of delivery of the Securities to be sold by the Selling Shareholder pursuant to this Agreement on the Closing Date, will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Securities Act and state securities or blue sky laws), to (i) enter into this Agreement, (ii) sell, assign, transfer and deliver the Securities to be sold by such Selling Shareholder pursuant to this Agreement in the manner provided in this Agreement and (iii) make the representations, warranties and agreements made by such Selling Shareholder herein.

viii.         Authorization of Agreement. This Agreement has been duly executed and delivered by the Selling Shareholder.

ix.            Information About the Issuer. The sale of the Securities to be sold by the Selling Shareholder pursuant to this Agreement is not prompted by any material non-public information concerning the Issuer or any of its subsidiaries which is not set forth in the Registration Statement (excluding the exhibits thereto), any preliminary prospectus and the Prospectus.

x.             Taxes. On the Closing Date, all stock transfer and stamp duty taxes, if any, that are required to be paid in connection with the sale and transfer of the Securities to be sold by the Selling Shareholder to the several Underwriters hereunder will be fully paid or provided for by such Selling Shareholder.

xi.            Amendment to the Purchase Agreement. The subsidiaries of the Selling Shareholder that are party to the Purchase Agreement have duly executed and delivered the Amendment.

Any certificate signed by the Selling Shareholder and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder as to matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a)     Purchase and Sale of the Securities. The Selling Shareholder agrees to sell to the several Underwriters the Securities upon the terms set forth herein. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Selling Shareholder the respective number of Securities set forth opposite their names on Schedule A. The purchase price per Security to be paid by the several Underwriters to the Selling Shareholder shall be $22.2069 per share.

(b)     The Closing Date. Delivery of certificates for the Securities to be purchased by the Underwriters and payment therefor shall be made at the offices of Dewey & LeBoeuf LLP, 1301 Avenue of the Americas, New York, New York 10019, at 10 A.M. New York City time on March 16, 2010 or such other later date not more than three business days after such date as the Representative shall designate by notice to the Issuer and the Selling Shareholder (the time and date of such closing are called the “Closing Date”). Immediately following the Closing Date, the Issuer shall cause its transfer agent to enter the transfers of the Securities to DTC in the Issuer’s register of members.

(c)  Public Offering of the Securities. The Representatives hereby advises the Issuer and the Selling Shareholder that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Securities as soon after this Agreement has been executed as the Representatives, in their sole judgment, have determined is advisable and practicable.

(d)     Payment for the Securities. Payment for the Securities shall be made on the Closing Date by wire transfer of immediately available funds to the order of the Selling Shareholder.

It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Securities the Underwriters have agreed to purchase. UBS Securities LLC, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Securities to be purchased by any Underwriter whose funds shall not have been received by the Representative by the Closing Date for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(e)     Delivery of the Securities. The Securities to be purchased by the Underwriters hereunder, in definitive form and in such authorized denominations and registered in such names as the Underwriters may request, upon at least forty-eight hours’ prior notice to the Selling Shareholder, shall be delivered together with instruments of transfer by or on behalf of the Selling Shareholder to the Issuer’s transfer agent and in turn to the Underwriters, through the facilities of

The Depository Trust Company (the “DTC”), for the account of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Shareholder to the Underwriters at least forty-eight hours in advance. The Issuer will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Closing Date with respect thereto at the office of DTC or its designated custodian.

(f) Delivery of Prospectuses to the Underwriters. Not later than 10:00 a.m. on the second business day following the date the Securities are first released by the Underwriters for sale to the public, the Issuer shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representative shall request.

SECTION 3. Covenants.

(a) The Issuer covenants and agrees with each Underwriter as follows:

(i)    Review of Proposed Amendments and Supplements. During the period beginning at the Applicable Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or a dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Issuer shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Issuer shall not file or use any such proposed amendment or supplement to which the Representative reasonably objects. The Representative shall provide notice to the Issuer if the Prospectus Delivery Period has not ended on the date of the Closing Date, and upon such later date as the Prospectus Delivery Period has ended.

(ii)   Securities Act Compliance. After the date of this Agreement, the Issuer shall promptly advise the Representative in writing (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Shares from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. The Issuer shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Issuer will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Issuer agrees that it shall comply with the provisions of Rules 424(b) and 430B, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Issuer under such Rule 424(b) were received in a timely manner by the Commission.

(iii)    Exchange Act Compliance. The Issuer, during the Prospectus Delivery Period, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(iv)    Amendments and Supplements to the Registration Statement, Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if in the opinion of the Representative it is otherwise necessary to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Issuer agrees to (i) notify the Representative of any such event or condition and (ii) promptly prepare (subject to Section 3(a)(i) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.

(v)     Permitted Free Writing Prospectuses. The Issuer represents that it has not made, and agrees that, unless it obtains the prior written consent of the Representative, it will not make, and each Underwriter represents that it has not made, and agrees that, unless it obtains the prior written consent of the Issuer, it will not make, in each case, any offer relating to the Securities that constitutes or would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Issuer with the Commission or retained by the Issuer under Rule 433 of the Securities Act; provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule B hereto. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Issuer agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii)

has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. The Issuer consents to the use by the Underwriters of a free writing prospectus that (a) is not an Issuer Free Writing Prospectus, and (b) contains only (i) information describing the price of the Securities or their offering or (ii) information permitted by Rule 134 under the Securities Act.

(vi)     Copies of the Disclosure Package and the Prospectus. The Issuer agrees to furnish the Representative, without charge, during the Prospectus Delivery Period, as many copies of the Disclosure Package and the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as the Representative may request.

(vii)     Copies of the Registration Statement. The Issuer will furnish to the Representative and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto).

(viii)    Blue Sky Compliance. The Issuer shall cooperate with the Representative and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial Securities laws or other foreign laws of those jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Issuer shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering or sale of the Securities in any jurisdiction where it is not now so subject. The Issuer will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Issuer shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(ix)     Registration Statement Fees. The Issuer will pay the fees applicable to the Registration Statement in connection with the offering of the Securities within the time required by Rule 456(b)(1)(i) under the Securities Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Securities Act) and in compliance with Rule 456(b) and Rule 457(r) under the Securities Act.

(x)   Earnings Statement. As soon as practicable, the Issuer will make generally available to its security holders and to the Representative an earnings statement (which need not be audited) covering the twelve-month period beginning with the first fiscal quarter of the Issuer ending after the effective date of the Registration Statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(xi)     Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof and ending on the 90th day following the date of the Prospectus, the Issuer will not, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act in respect of, any Common Shares or securities that are convertible into or exchangeable for Common Shares (other than the Securities and the issuance of awards pursuant to employee benefit plans outstanding as of the date hereof and issuances of Common Shares upon exercise of any such awards).

(xii)     Future Reports to the Underwriters. During the period of one year hereafter the Issuer will furnish to the Representative: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Issuer containing the balance sheet of the Issuer as of the close of such fiscal year and statements of income, shareholders’ equity and cash flows for the year then ended and the opinion thereon of the Issuer’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Issuer with the Commission, the FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Issuer mailed generally to holders of its capital stock; provided that no such reports need be furnished to the extent they are filed with the Commission and available through the Commission’s EDGAR website.

(xiii)    No Manipulation of Price. The Issuer will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Issuer to facilitate the sale or resale of the Securities.

(xiv)     Listing. The Issuer agrees that it will use its best efforts to effect the listing of the Securities, prior to the relevant Time of Delivery, on the New York Stock Exchange.

The Representative, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Issuer of any one or more of the foregoing covenants or extend the time for their performance.

(b) The Selling Shareholder covenants and agrees with each Underwriter as follows:

(i)    No Manipulation of Price. The Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Issuer to facilitate the sale or resale of the Securities.

(ii)   Advice to the Representative. The Selling Shareholder agrees to advise the Representative promptly, and if requested by the Representative, confirm such advice in writing, during the Prospectus Delivery Period, of any change in any information furnished by the Selling Shareholder to the Issuer in writing expressly for use in the Registration Statement, the Disclosure Package or the Prospectus, as described in Section 7(b).

The Representative, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Selling Shareholder of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. The Issuer covenants and agrees with the Underwriters that the Issuer will pay or cause to be paid: (i) the cost and charges of any transfer agent or registrar; (ii) the fees, disbursements and expenses of its counsel and accountants and counsel (limited to one law firm) to the Selling Shareholder in connection with the registration of the Securities under the Act and the transactions related to this offering and all other fees and expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or reproducing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 3(a)(viii) hereof, including the properly documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (such fees and disbursements not to exceed $10,000); (v) the filing fees incident to, and the properly documented fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the FINRA of the terms of the sale of the Securities; (vi) the fees and expenses associated with listing of the Securities on the New York Stock Exchange; (vii) the costs and expenses of the Issuer relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Issuer and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (viii) all other costs and expenses incident to the performance of the Issuer’s obligations hereunder which are not otherwise specifically provided for in this section. The Selling Shareholder covenants and agrees with the Underwriters that the Selling Shareholder will pay or cause to be paid all taxes incident to the sale and delivery of the Securities to the Underwriters hereunder. It is understood, however, that, except as provided in this Section and Sections 6, 7 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers it may make.

SECTION 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Issuer and the Selling Shareholder set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made to the accuracy of the statements of the Issuer and the Selling Shareholder made in any certificates pursuant to the provisions hereof, to the timely performance by the Issuer and the Selling Shareholder of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter for the Issuer. On the date hereof, the Representative shall have received from PricewaterhouseCoopers LLP, independent public accountants for the Issuer, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants “comfort letters” to underwriters with respect to the financial information contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus.

(b) Compliance with Registration Requirements; No Stop Order. For the period from the Execution Time to the Closing Date:

(i)    the Issuer shall have filed any preliminary prospectus and the Prospectus with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Issuer shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430B, and such post-effective amendment shall have become effective;

(ii)   any material required to be filed by the Issuer pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433; and

(iii)     no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(c) No Material Adverse Change or Ratings Agency Change. For the period from the Execution Time to the Closing Date:

(i)    in the judgment of the Representative there shall not have occurred any Material Adverse Change;

(ii)   there shall not have been any change or decrease specified in the letter or letters referred to in paragraph (a) of this Section 5 which is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Disclosure Package and the Prospectus; and

(iii)     there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of or guaranteed by the Issuer or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(d) Opinion of Counsel for the Issuer. On the Closing Date, the Representative shall have received a favorable opinion from each of the following, dated as of the Closing Date:

(i)              Mayer Brown LLP, U.S. counsel for the Issuer, the form of which opinion is attached as Exhibit A;

(ii)             Conyers Dill & Pearman, special Bermuda counsel for the Issuer, the form of which opinion is attached as Exhibit B; and

(iii)            James M. Michener, Esq., general counsel of the Issuer, the form of which opinion is attached as Exhibit C.

(e) Opinion of Counsel for the Selling Shareholder. On the Closing Date, the Representative shall have received the favorable opinion of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Selling Shareholder, dated as of such Closing Date, the form of which opinion is attached as Exhibit D.

(f) Opinion of Counsel for the Underwriters. On the Closing Date, the Representative shall have received the favorable opinion of Dewey & LeBoeuf LLP, counsel for the Underwriters, dated as of such Closing Date, in form and substance satisfactory to, and addressed to, the Representative, with respect to the Registration Statement, the Prospectus (together with any supplement thereto), the Disclosure Package and other related matters as the Representative may reasonably require, and the Issuer shall have furnished to such counsel such documents as it requests for the purpose of enabling it to pass upon such matters.

(g) Officers’ Certificate of the Issuer. On the Closing Date, the Representative shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Issuer and the Chief Financial Officer or Chief Accounting Officer of the Issuer, dated as of such Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and any amendment or supplement thereto, the Disclosure Package and any amendment or supplement thereto and this Agreement, to the effect set forth in subsections (b) and (c)(iii) of this Section 5, and further to the effect that:

(i)    for the period from the Execution Time to such Closing Date, there has not occurred any Material Adverse Change;

(ii)   the representations and warranties of the Issuer set forth in Section 1(a) of this Agreement are true and correct on and as of such Closing Date with the same force and effect as though expressly made on and as of such Closing Date; and

(iii)     the Issuer has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(h) Officers’ Certificate of the Selling Shareholder. On the Closing Date, the Representative shall have received a written certificate executed by the Head of M&A, Strategy and Transversal Projects, the Deputy Head of M&A, Strategy and Transversal Projects or the Secretary General of the Selling Shareholder, dated as of such Closing Date, to the effect that:

(i)    the representations and warranties of the Selling Shareholder set forth in Section 1(b) of this Agreement are true and correct on and as of such Closing Date with the same force and effect as though expressly made on and as of such Closing Date; and

(ii)   the Selling Shareholder has complied with all its agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(i) Bring-down Comfort Letter. On the Closing Date, the Representative shall have received from PricewaterhouseCoopers LLP, independent public accountants for the Issuer, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to such Closing Date.

(j)    Lock-Up Agreement from Certain Shareholders of the Issuer. On or prior to the date hereof, the Issuer shall have furnished to the Representative an agreement in the form of Exhibit E hereto from each executive officer and director of the Issuer and an agreement in the form of Exhibit F hereto from WLR Recovery Fund IV, L.P., a shareholder of the Issuer, or one of its affiliated funds, and each such agreement shall be in full force and effect on the Closing Date.

(k)   Listing of Shares. The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representative.

(l)    Additional Documents. On or before the Closing Date, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the sale of the Securities, as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Issuer and the Selling Shareholder at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 7, Section 8 and Section 17 shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Underwriters’ Expenses.

(a) If this Agreement is terminated by the Underwriters pursuant to any of Section 5 (other than subsections (e) or (h)) or Section 10(i), or if the sale to the Underwriters of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Issuer to perform any agreement herein or to comply with any provision hereof, the Issuer agrees to reimburse the Representative and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves) upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

(b) If this Agreement is terminated by the Underwriters pursuant to Section 5(e) or Section 5(h), or Section 10 (ii) through (iv), or if the sale to the Underwriters of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Selling Shareholder to perform any agreement herein or to comply with any provision hereof, the Selling Shareholder agrees to reimburse the Representative and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves) upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges, upon submission by the Representative (or such Underwriters as have terminated this Agreement with respect to themselves) to the Selling Shareholder of reasonable documentation of such expenses.

SECTION 7. Indemnification.

(a) Indemnification of the Underwriters by the Issuer. The Issuer agrees to indemnify and hold harmless each Underwriter, its directors, officers, partners, employees and agents, and each person, if any, who controls or is under common control with any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such director, officer, partner, employee, agent, controlling person or person under common control with such Underwriter may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (a “Non-IFWP Road Show”) or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse each Underwriter, its officers, directors, partners, employees, agents and each such controlling person and person under common control with such Underwriter for any and all expenses (including the fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Underwriter, or its officers, directors, partners, employees, agents, such controlling person or person under common control with such Underwriter in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuer by the Underwriters through the Representative expressly for use in the Registration Statement, any Issuer Free

Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of the Underwriters by the Selling Shareholder. The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, its directors, officers, partners, employees and agents, and each person, if any, who controls or is under common control with any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such director, officer, partner, employee, agent, controlling person or person under common control with such Underwriter may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (a “Non-IFWP Road Show”), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, or any amendments thereto, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show, in reliance upon and in conformity with written information furnished by the Selling Shareholder expressly for use therein; and to reimburse each Underwriter, its officers, directors, partners, employees, agents and each such controlling person and person under common control with such Underwriter for any and all expenses (including the fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Underwriter, or its officers, directors, partners, employees, agents, such controlling person or person under common control with such Underwriter in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Underwriters and the Selling Shareholder hereby acknowledges that the only information that the Selling Shareholder has furnished expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show, is the name of such Selling Shareholder, the address of such Selling Shareholder, the number of shares of capital stock of the Issuer beneficially owned by such Selling Shareholder and the number of Common Shares to be sold by such Selling Shareholder set forth in the Disclosure Package and the Prospectus under the caption “Selling Shareholder”. Notwithstanding anything herein to the contrary, in no event shall the liability of the Selling Shareholder to provide indemnity pursuant to this Section 7(b), or contribution pursuant to Section 8, or, for the avoidance of doubt, pursuant to both such sections taken together, exceed the amount of net proceeds received by the Selling Shareholder in connection with the sale of the Common Shares under this Agreement.

(c)     Indemnification of the Issuer, its Directors and Officers and the Selling Shareholder. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Issuer, each of its directors, each of its officers who signed the Registration Statement, the Selling Shareholder, each of its directors and officers and each person, if any, who controls the Issuer or the Selling Shareholder within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Issuer, the Selling Shareholder, any such director or officer, or any such controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or any Non-IFWP Road Show, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show, in reliance upon and in conformity with written information furnished to the Issuer by the Representative expressly for use therein; and to reimburse the Issuer, the Selling Shareholder, any such director or officer, or any such controlling person for any legal and other expense reasonably incurred by the Issuer, the Selling Shareholder, any such director or officer, or any such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Issuer and the Selling Shareholder hereby acknowledge that the only information that the Underwriters have furnished to the Issuer expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show are the statements set forth in the second paragraph and the fifth paragraph under the caption “Underwriting” in the Prospectus. The indemnity agreement set forth in this Section 7(c) shall be in addition to any liabilities that each Underwriter may otherwise have.

(d)     Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any liability other than the indemnification obligation provided in paragraph (a), (b) or (c) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof in consultation with such indemnified party and with counsel satisfactory to such indemnified party; provided, however, such indemnified party shall have the right to employ its own counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless: (i) the employment of such counsel has been specifically authorized by the indemnifying party; (ii) the indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to the indemnified party; or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying party or any affiliate of the indemnifying party, and such indemnified party shall have reasonably concluded that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party or such affiliate of the indemnifying party or (y) a conflict may exist between such indemnified party and the indemnifying party or such affiliate of the indemnifying party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to a single firm of local counsel) for all such indemnified parties, which firm shall be designated in writing by the Underwriters and that all such reasonable fees and expenses shall be reimbursed as they are incurred).

(e) Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

SECTION 8. Contribution. If the indemnification provided for in Section 7 is for any reason unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein in such proportion as is appropriate to reflect both the relative benefits received by the Issuer and the Selling Shareholder, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement and the relative fault of the Issuer and the Selling Shareholder, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Selling Shareholder, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Selling Shareholder, and the underwriting discount received by the Underwriters, in each case as set forth on the front cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Issuer and the Selling Shareholder, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Selling Shareholder, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(d), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7(d) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 8; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 7(d) for purposes of indemnification.

The Issuer, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8.

Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public and the Selling Shareholder shall not be required to contribute any amount in excess of the net proceeds received by the Selling Shareholder in connection with the sale of the Common Shares under this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 8, each director, officer, employee and agent of an Underwriter and each person, if any, who controls or is under common control with an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Issuer, each officer of the Issuer who signed the Registration Statement and each person, if any, who controls the Issuer within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Issuer, and each director of the Selling Shareholder, each officer of the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Selling Shareholder.

SECTION 9. Default of One or More of the Several Underwriters. If, on the Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on such date, and arrangements satisfactory to the Representative and the Selling Shareholder for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6, Section 7 and Section 8 shall at all times be effective and shall survive such termination. In any such case either the Representative or the Selling Shareholder shall have the right to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 9. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representative by notice given to the Issuer and the Selling Shareholder if at any time (i) trading or quotation in any of the Issuer’s securities shall have been suspended or limited by the Commission or by the New York Stock Exchange; (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the FINRA; (iii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iv) there shall have occurred any outbreak or escalation of national or international hostilities any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to market the Securities in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities. Any termination pursuant to this Section 10 shall be without liability on the part of (a) the Issuer or the Selling Shareholder to any Underwriter, except that the Issuer and the Selling Shareholder shall be obligated to reimburse the expenses of the Underwriter to the extent provided in Sections 4 and 6 hereof or (b) any Underwriter to the Issuer and the Selling Shareholder.

SECTION 11. No Advisory or Fiduciary Responsibility. The Issuer and the Selling Shareholder acknowledge and agree that (i) the purchase of the Securities by the Underwriters pursuant to this Agreement is an arm’s-length commercial transaction among the Issuer, the Selling Shareholder and the Underwriters, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Issuer or the Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Issuer or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Issuer or the Selling Shareholder on other matters) or any other obligation to the Issuer or the Selling Shareholder except the obligations expressly set forth in this Agreement, (iv) the Issuer and the Selling Shareholder have consulted their own legal and financial advisors to the extent they deemed appropriate and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Issuer and the Selling Shareholder have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate. The Issuer and the Selling Shareholder agree that they will not claim that any Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Issuer or the Selling Shareholder, in connection with such transaction or the process leading thereto.

This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Issuer, the Selling Shareholder and the several Underwriters, or any of them, with respect to the subject matter hereof, provided, however, that nothing in this Agreement shall supercede Section 6.20 of the Purchase Agreement.

SECTION 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Issuer and of its officers, of the Selling Shareholder and its officers, and of the several Underwriters set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriter or any person controlling or under common control with such Underwriter, or the Issuer, the officers or employees of the Issuer, or any person controlling the Issuer, or the Selling Shareholder, as the case may be or (B) acceptance of the Securities and payment for them hereunder and (ii) will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 13. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representative:

UBS Securities LLC

299 Park Avenue

New York, NY 10171-0026

Facsimile: (212) 713-3460

Attention: Syndicate Department

with a copy to:

UBS Securities LLC

677 Washington Blvd.

Stamford, CT 06901

Facsimile: (203) 719-0680

Attention: Legal and Compliance Department

and

Dewey & LeBoeuf LLP

1301 Avenue of the Americas

New York, New York 10019

Facsimile: (212) 649-0999

Attention: Michael Groll, Esq.

If to the Issuer:

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton, HM 08 Bermuda

Facsimile: (441) 279-5701

Attention: General Counsel

with a copy to:

Mayer Brown LLP

71 South Wacker Drive

Chicago, Illinois 60606

Facsimile: (312) 701-7711

Attention: Edward S. Best, Esq.

If to the Selling Shareholder:

Dexia SA

Place Rogier 11

B- 1210

Brussels, Belgium

Facsimile: +32 2 213 58 90

Attention: Secretary General

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, NY 10006

Facsimile: (212) 225-3999

Attention: Adam Fleisher

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of (i) the Issuer, its directors, any person who controls the Issuer within the meaning of the Securities Act and the Exchange Act and any officer of the Issuer who signs the Registration Statement, (ii) the Selling Shareholder, its directors and officers, any person who controls the Selling Shareholder within the meaning of the Securities Act or the Exchange Act, (iii) the Underwriters, the officers, directors, employees and agents of the Underwriters, and each person, if any, who controls or is under common control with the Underwriters within the meaning of the Securities Act and the Exchange Act, and (iv) the respective successors and assigns of any of the above, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

(a) Consent to Jurisdicion. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of

New York, Borough of Manhattan, or the courts of the State of New York in each case located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Issuer has irrevocably appointed Assured Guaranty US Holdings Inc., 1325 Avenue of the Americas, New York, New York 10019 and the Selling Shareholder has irrevocably appointed HF Services LLC, 445 Park Avenue, New York, New York 10022 as their respective agents to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York.

(b) Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

SECTION 17. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 7 and the contribution provisions of Section 8, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 7 and 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Issuer or the Selling Shareholder, their respective affairs and business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Issuer and the Selling Shareholder the enclosed copies hereof, whereupon this instrument, along with all counterpans hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

ASSURED GUARANTY LTD.

By:	/s/ James Michener
Name: James Michener
Title: General Counsel and Secretary

DEXIA SA
By:	/s/ M. Buysschaert
Name: M. Buysschaert
Title: Proxy Holder

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative as of the date first above written.

UBS SECURITIES LLC

By:	/s/ Christopher N. Young
Name:	Christopher N. Young
Title:	Managing Director

By:	/s/ Jonathan S. Bayer
Name:	Jonathan S. Bayer
Title:	Executive Director

SCHEDULE A

Underwriters	Number of Securities to be Purchased
UBS Securities LLC	21,848,934

SCHEDULE B

Schedule of Free Writing Prospectuses included in the Disclosure Package

None

EXHIBIT A

[Form of Opinion of Counsel for the Issuer]

Opinion of counsel for the Issuer to be delivered pursuant to Section 5(d)(i) of the Underwriting Agreement.

References to the Prospectus in this Exhibit A include any supplements thereto at the Closing Date.

(i)      The compliance by the Issuer with all of the provisions of this Agreement and the consummation of the transactions contemplated herein, including, but not limited to, the sale of the Securities, will not conflict with or result in a breach or violation of (A) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to or incorporated by reference as an exhibit to the Issuer’s most recent Annual Report on Form 10-K or any subsequent Current Report on Form 8-K or Quarterly Report on Form 10-Q, (B) any United States federal or New York State statute which, in such counsel’s opinion, based on our experience, are normally applicable to transactions of the type contemplated by this Agreement (“United States Applicable Laws”), except that such counsel need not express any opinion with respect to state securities laws, or (C) any order, rule or regulation known to such counsel following inquiry of the Issuer’s management of any United States federal or New York State court or governmental agency or body having jurisdiction over the Issuer or any of its subsidiaries or any of their properties, except for such violations that would not reasonably be expected to have a Material Adverse Effect;

(ii)     based upon such counsel’s review of the United States Applicable Laws, no consent, approval, authorization, order, registration or qualification of or with any United States federal or New York state court or governmental agency or body is required for the sale of the Securities or the consummation by the Issuer of the transactions contemplated by this Agreement, except for (i) the registration under the Act of the Securities, (ii) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and (iii) any consent, approval, authorization, order, registration or qualification that may be applicable as a result of the involvement of any parties (other than the Issuer) in the transactions contemplated by this Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties;

(iii)    each of Assured Guaranty Corp. and Assured Guaranty Municipal Corp. is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of share capital of each such subsidiary (except for directors’ qualifying shares) are owned directly or indirectly by the Issuer, free and clear of all liens, encumbrances, equities or claims;

(iv)    the statements set forth in the Disclosure Package and the Prospectus under the caption “Description of Assured Guaranty Share Capital—Differences in Corporate Law,” insofar as they purport to constitute a summary of the terms of Delaware law are accurate, complete and fair;

(v)     the discussion contained in the Issuer’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”) incorporated by reference in the Disclosure Package and the Prospectus under the caption “Business—Tax Matters—Taxation of Shareholders—United States Taxation” and “Business—Tax Matters—Taxation of Assured Guaranty and Subsidiaries—United States” in the Form 10-K constitutes, in all material respects, a fair and accurate summary of the U.S. federal income tax considerations relating to (i) the ownership of the Securities by U.S. Persons (as defined in the Form 10-K) that are not otherwise excepted in the Form 10-K and who acquire Securities in the offering described in the Disclosure Package and the Prospectus and (ii) Assured Guaranty and its direct and indirect subsidiaries;

(vi)    the Issuer is not and, after giving effect to the offering and sale of the Securities, will not be required to register as an “investment company”, under the Investment Company Act;

(vii)   each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Disclosure Package and the Prospectus, when it was filed with the Commission, appeared on its face to be appropriately responsive in all material respects to the requirements for such document under the Exchange Act and the rules and regulations of the Commission thereunder; and

(viii)   the Registration Statement, the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included in or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) appeared on their face to be appropriately responsive in all material respects to the requirements for such documents under the Securities Act and the rules and regulations of the Commission thereunder.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Issuer, representatives of the independent public or certified public accountants for the Issuer, representatives of the Selling Shareholder and representatives of the Underwriters at which the contents of the Registration Statement, the Disclosure Package and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus including the documents incorporated by reference therein (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing came to their attention that caused them to believe that (i) either the Registration Statement or any amendments thereto, at the most recent time of effectiveness with respect to the Underwriters as determined pursuant to Rule 430B, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (ii) the Prospectus, as of its date or at the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial data derived therefrom, included or incorporated by reference in the Registration Statement, the Prospectus, the Disclosure Package or any amendments or supplements thereto).

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America.

EXHIBIT B

[Form of Opinion of Bermuda Counsel for the Issuer]

Opinion of Bermuda counsel for the Issuer to be delivered pursuant to Section 5(d)(ii) of the Underwriting Agreement.

References to the Prospectus in this Exhibit B include any supplements thereto at the Closing Date.

(i)      the Issuer is duly incorporated and existing under the laws of Bermuda in good standing (meaning solely that it has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda);

(ii)     the Issuer has the necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the necessary corporate power to conduct its business as a holding company as so described in the Disclosure Package and the Prospectus. The execution and delivery of this Agreement by the Issuer and the performance by the Issuer of its obligations hereunder will not violate the memorandum of association or bye-laws of the Issuer nor any applicable law, regulation, order or decree in Bermuda;

(iii)    based solely upon a review of a copy of the register of members of the Issuer, dated on a specified date and prepared by BNY Mellon Shareowner Services, the branch registrar of the Issuer, the issued share capital of the Issuer consists of [ ] common shares par value $0.01, each of which is validly issued, fully paid and non-assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue thereof);

(iv)    the form of the Share Certificate conforms to the requirements of Bermuda law;

(v)     based solely upon a review of the Memorandum of Association and the Certificate of Deposit of Memorandum of Increase of Share Capital, the authorized share capital of the Issuer is $5,000,000, divided into 500,000,000 shares of par value $0.01 each;

(vi)    Assured Guaranty Re Ltd. (“AG Re”) is duly incorporated and existing under the laws of Bermuda in good standing (meaning solely that it has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda) and has the necessary corporate power and authority to conduct its business as described in the Disclosure Package and the Prospectus;

(vii)   the Issuer has taken all corporate action required to authorise its execution, delivery and performance of this Agreement. This Agreement has been duly executed by or on behalf of the Issuer, and, when delivered, constitutes the valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with the terms thereof;

(viii)   no order, consent, approval, licence, authorisation or validation of, filing with or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorise or is required in connection with the authorization, execution or filing of the Registration Statement, or the execution, delivery, performance and enforcement of this Agreement, except such as have been duly obtained or filed in accordance with Bermuda law;

(ix)      based solely upon a review of copies of the Certificate of Registration issued to AG Re by the Bermuda Monetary Authority pursuant to the Insurance Act 1978 of Bermuda (the “Insurance Act”), AG Re is registered in Bermuda under the Insurance Act to carry on long-term business and general business as a Class 3B insurer in accordance with the provisions of the Insurance Act and the conditions attached to its registration license;

(x)       each of the Issuer and AG Re has been designated as non-resident of Bermuda for the purposes of the Exchange Control Act, 1972 and, as such, are free to acquire, hold, transfer and sell foreign currency (including the payment of dividends or other distributions) and securities without restriction;

(xi)      based solely upon a review of the copy of the register of members of AG Re on a specified date, certified by the Secretary of AG Re on as specified date, the issued share capital of AG Re consists of 1,377,587 common shares par value U.S.$1.00 each (the “AG Re Shareholding”) each of which is validly issued, fully paid and non-assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue thereof) and the Issuer is the registered holder of the AG Re Shareholding;

(xii)     the statements set forth in the Disclosure Package and the Prospectus under the captions “Description of Assured Guaranty Share Capital” and “Enforceability of Civil Liabilities Under United States Federal Securities Laws and Other Matters” and in the Disclosure Package and the Prospectus, to the extent they constitute statements of Bermuda law, are accurate in all material respects;

(xiii)    the discussion contained in the Issuer’s Annual Report on Form 10-K for the year ended December 31, 2009, under the captions “Part 1 — Item 1 — Business — Regulation — Bermuda”, “Part 1 — Item 1 — Business — Tax Matters — Taxation of Assured Guaranty and Subsidiaries — Bermuda” and “Part 1 — Item 1 — Business — Taxation of Shareholders — Bermuda Taxation,” and in the Disclosure Package and the Prospectus under the caption “Material Tax Considerations—Bermuda Taxation,” and in the Registration Statement under the caption “Item 15 — Indemnification of Directors and Officers”, to the extent that they constitute a statement of the Bermuda law are accurate in all material respects;

(xiv)   the Issuer, AG Re and Assured Guaranty Re Overseas Ltd. (“AGRO”) have each received an assurance from the Minister of Finance under The Exempted Undertakings Tax Protection Act 1966 in Bermuda that in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any such tax shall not be applicable to the Issuer, AG Re or AGRO or any of their operations or shares, debentures or other obligations of the Issuer, AG Re or AGRO, until 28 March 2016 (subject to certain provisos expressed in such assurance);

(xv)    the consummation of the transactions contemplated by this Agreement (including but not limited to any actions taken pursuant to the indemnification and contribution provisions contained in this Agreement) will not, subject to compliance with Section 39A(2A) of the Companies Act 1981, constitute unlawful financial assistance by the Issuer under Bermuda law;

(xvi)   it is not necessary or desirable to ensure the enforceability in Bermuda of this Agreement that it be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda. However, to the extent that this Agreement creates a charge over assets of the Issuer, it may be desirable to ensure the priority in Bermuda of the charge that it be registered in the Register of Charges in accordance with Section 55 of the Companies Act 1981. On registration, to the extent that Bermuda law governs the priority of a charge, such charge will have priority in Bermuda over any unregistered charges created, and over any subsequently registered charges, in respect of the assets which are the subject of the charge. A registration fee of $541 will be payable in respect of the registration. While there is no exhaustive definition of a charge under Bermuda law, a charge includes any interest created in property by way of security (including any mortgage, assignment, pledge, lien or hypothecation). However, as this Agreement is governed by the laws of the State of New York (“New York Laws”), the question of whether it creates such an interest in property would be determined under the New York Laws;

(xvii)    this Agreement will not be subject to ad valorem stamp duty in Bermuda;

(xiii)     No shareholder of the Issuer or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Issuer arising by operation of the Memorandum of Association or Bye-Laws of the Issuer or the law of the Islands of Bermuda;

(xix)    based solely upon a search of the Cause Book of the Supreme Court of Bermuda conducted at a specified time and date (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), there are no judgments against the Issuer or AG Re, nor any legal or governmental proceedings pending in Bermuda to which the Issuer or AG Re is subject;

(xx)     based solely on a search of the public records in respect of the Issuer and AG Re maintained at the offices of the Registrar of Companies at a specified time and date (which would not reveal details of matters which have not been lodged for registration or have been lodged for registration but not actually registered at the time of our search) and a search of the Cause Book of the Supreme Court of Bermuda conducted at a specified time and date (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), no steps have been, or are being, taken in Bermuda for the appointment of a receiver or liquidator to, or for the winding-up, dissolution, reconstruction or reorganisation of, the Issuer or AG Re, though it should be noted that the public files maintained by the Registrar of Companies do not reveal whether a winding-up petition or application to the Court for the appointment of a receiver has been presented and entries in the Cause Book may not specify the nature of the relevant proceedings;

(xxi)    the choice of New York laws as the governing law of this Agreement is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. The submission in this Agreement to the non-exclusive jurisdiction of the New York Courts is valid and binding upon the Issuer; and

(xxii)     the courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the New York Courts against the Issuer based upon this Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda.

EXHIBIT C

[Form of Opinion of General Counsel for the Issuer]

Opinion of general counsel for the Issuer to be delivered pursuant to Section 5(d)(iii) of the Underwriting Agreement.

References to the Prospectus in this Exhibit C include any supplements thereto at the Closing Date.

(i)       there are no legal or governmental proceedings pending or threatened against or affecting the Issuer or any of its subsidiaries or any of their respective assets or properties, that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus and are not so described nor is there any contract or other document that is required to be described in the Registration Statement, the Disclosure Package or Prospectus, or to be filed as an exhibit to the Registration Statement, that is not so described or filed, as required;

(ii)      neither Assured Guaranty Corp. nor Assured Guaranty Municipal Corp. is in violation of its Articles of Incorporation or By-laws or comparable organizational documents;

(iii)     neither the Issuer nor AG Re is in violation of its Memorandum of Association or Bye-laws;

(iv)     no shareholder of the Issuer or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Issuer under any contract, agreement or instrument to which the Issuer is a party;

(v)      the compliance by the Issuer with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which it or any of its properties may be bound;

(vi)     no consent, approval, authorization, order, registration or qualification of or with any Maryland state court or governmental agency or body is required for the sale of the Securities or the consummation by the Issuer of the transactions contemplated by this Agreement, except for (i) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and (ii) any consent, approval, authorization, order, registration or qualification that may be applicable as a result of the involvement of any parties (other than the Issuer) in the transactions contemplated by this Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties; and

(vii)    Assured Guaranty Corp. has all necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from, and has made all declarations and filings with, all Maryland insurance regulatory authorities necessary to conduct their respective businesses as described in the Disclosure Package and the Prospectus, and all of the

foregoing are in full force and effect, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications, the failure to make such declarations and filings, or their failure to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(viii)     Assured Guaranty Municipal Corp. has all necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from, and has made all declarations and filings with, all New York insurance regulatory authorities necessary to conduct their respective businesses as described in the Disclosure Package and the Prospectus, and all of the foregoing are in full force and effect, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications, the failure to make such declarations and filings, or their failure to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

It is agreed and acknowledged that the opinion set forth in paragraph (v) above maybe rendered by counsel employed by the Issuer and working under the supervision of Mr. Michener.

EXHIBIT D

[Form of Opinion of Counsel for the Selling Shareholder]

Opinion of counsel for the Selling Shareholder to be delivered pursuant to Section 5(e) of the Underwriting Agreement.

(i)       The Underwriting Agreement has been duly executed and delivered by the Selling Shareholder under the law of the state of New York.

(ii)      The execution and delivery of the Underwriting Agreement have been duly authorized by all necessary corporate action of the Selling Shareholder.

(iii)     The execution and delivery of the Underwriting Agreement by the Selling Shareholder do not, and the performance by the Selling Shareholder of its obligations in the Underwriting Agreement will not, (a) require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York that in our experience normally would be applicable to general business entities with respect to such execution, delivery or performance, except such as have been obtained or effected under the Securities Act and the Securities Exchange Act of 1934, as amended (but we express no opinion relating to any state securities or Blue Sky laws), or (b) result in a violation of any United States federal or New York State law or published rule or regulation that in our experience normally would be applicable to general business entities with respect to such execution, delivery or performance (but we express no opinion relating to the United States federal securities laws or any state securities or Blue Sky laws).

(iv)     The execution and delivery of the Underwriting Agreement by the Selling Shareholder do not, and the performance by the Selling Shareholder of its obligations in the Underwriting Agreement will not, (a) require any consent, approval, authorization, registration or qualification of or with any governmental authority of Belgium that in our experience normally would be applicable to general business entities with respect to such execution, delivery, and performance, (b) result in a breach or violation of the articles of association or other organizational instruments of such Selling Shareholder or (c) result in a violation of any Belgian law or published rule or regulation that in our experience normally would be applicable to general business entities with respect to such sale or performance.

(v)      Assuming that (a) Depository Trust Company (“DTC”) is a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York (the “UCC”), and (b) each of the Underwriters acquires its interest in the Securities it has purchased without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased Securities from the Selling Shareholder delivered on the date hereof to DTC, made payment therefore pursuant to the Underwriting Agreement and has had such Securities credited to a securities account of such Underwriter maintained with DTC will have acquired a securities entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities, and no action based on an adverse claim may be asserted against such Underwriter with respect to such security entitlement to the extent the Underwriter’s rights are governed by Article 8 of the UCC.

March 10, 2010	EXHIBIT E

UBS Securities LLC

As Representative of the Several Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, NY 10171-0026

Re:          Assured Guaranty Ltd. (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain common shares, par value $0.01 per share, of the Company (“Common Shares”) or securities convertible into or exchangeable or exercisable for Common Shares. Dexia SA (the “Selling Shareholder”) proposes to sell Common Shares to the underwriters in a public offering (the “Offering”) for which UBS Securities LLC will act as the representative of the underwriters (the “Representative”). The undersigned recognizes that the Offering will be of benefit to the undersigned, the Company and the Selling Shareholder. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company and the Selling Shareholder with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of the Representative (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any Common Shares, options or warrants to acquire Common Shares, or securities exchangeable or exercisable for or convertible into Common Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the prospectus with respect to the offering (the “Lock-Up Period”); provided that the foregoing shall not apply to transfers of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares as a bona fide gift or gifts; by will or intestate; to a trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned [for W. Ross agreement only: or to any or all of WLR Recovery Fund IV, L.P., WLR Recovery Fund III, L.P., WLR IV Parallel ESC, L.P., WLR/GS Master Co-Investment, L.P. and/or WLR AGO CO-INVEST, L.P.], provided that (A) each transferee shall execute and deliver to the Representative a lock-up letter substantially in the form of this letter and assume the obligations under this Lock-Up Letter Agreement and (B) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above); [for Director agreements: and provided further that the foregoing shall not apply to the sale of up to 10,000 shares by the undersigned solely for the purposes of paying tax obligations of the undersigned]. In addition, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned; provided that if the Offering is not consummated prior to April 30, 2010, the undersigned shall be released from all obligations hereunder.

Printed Name of Holder
By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

March 10, 2010	EXHIBIT F

UBS Securities LLC

As Representative of the Several Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, NY 10171-0026

Re:                  Assured Guaranty Ltd. (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain common shares, par value $0.01 per share, of the Company (“Common Shares”) or securities convertible into or exchangeable or exercisable for Common Shares. Dexia SA (the “Selling Shareholder”) proposes to sell Common Shares to the underwriters in a public offering (the “Offering”) for which UBS Securities LLC will act as the representative of the underwriters (the “Representative”). The undersigned recognizes that the Offering will be of benefit to the undersigned, the Company and the Selling Shareholder. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company and the Selling Shareholder with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of the Representative (which consent may be withheld in its sole discretion), directly or indirectly, effect any public sale, offering or distribution of any Common Shares, including, any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition of) including the filing of (or participation in the filing of) a registration statement with the Securities and Exchange Commission in respect of, any Common Shares, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce an intention to do any of the foregoing, for a period commencing ten days before the date of the prospectus with respect to the offering and continuing through ninety days after the date of the prospectus with respect to the offering (the “Lock-Up Period”); provided that the foregoing shall not apply to transfers by the undersigned, if a limited partnership, limited liability company or corporation, to any limited or general partner, member or corporate parent, as the case may be, of the undersigned, provided the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Letter Agreement. In addition, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares.

This agreement is irrevocable and will be binding on the undersigned and the respective successors and assigns of the undersigned; provided that if the Offering is not consummated prior to April 30, 2010, the undersigned shall be released from all obligations hereunder.

WLR RECOVERY FUND IV, L.P.
By: WLR Recovery Associates IV LLC, its General Partner
By: WL Ross Group, L.P., its Managing Member
By: El Vedado, LLC its General Partner

By:
Wilbur L. Ross, Jr., its Managing Member

WLR RECOVERY FUND III, L.P.
By: WLR Recovery Associates III LLC, its General Partner
By: WL Ross Group, L.P., its Managing Member
By: El Vedado, LLC, its General Partner

By:
Wilbur L. Ross, Jr., its Managing Member

WLR IV PARALLEL ESC, L.P.
By: INVESCO WLR IV Associates LLC, its General Partner
By: INVESCO Private Capital, Inc., its Managing Member

By:
Wilbur L. Ross, Jr.,
its Chief Executive Officer

WLR/GS MASTER CO-INVESTMENT, L.P.
By: WLR Master Co-Investment GP LLC, its General Partner
By: WL Ross Group, L.P., its Managing Member
By: El Vedado, LLC, its General Partner

By:
Wilbur L. Ross, Jr., its Managing Member

WLR AGO CO-INVEST, L.P.
By: WLR Recovery Associates IV LLC, its General Partner
By: WL Ross Group, L.P., its Managing Member
By: El Vedado, LLC, its General Partner
By:
Wilbur L. Ross, Jr.,
its Managing Member